POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALPHA ALTERNATIVE ASSETS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 22nd day of September 2021.

ALPHA ALTERNATIVE ASSETS FUND

By:	/s/Christopher Shaw
Christopher Shaw
President

State of	Kansas	)
		)	ss:
County of	Johnson	)

This record was acknowledged before me on September 22, 2021 by Christopher Shaw as President of the Alpha Alternative Assets Fund.

/s/Kelley Lange
Notary Public
Commission Expires: 8-21-25

CERTIFICATE

The undersigned, Assistant Secretary of ALPHA ALTERNATIVE ASSETS FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held September 16, 2021, and is in full force and effect:

WHEREAS, Alpha Alternative Assets Fund, a statutory trust organized under the laws of the State of Delaware, periodically files amendments to its Registration Statement on Form N-2 with the SEC under the provisions of the 1933 Act and the 1940 Act;

NOW, THEREFORE, the Trust and the Board hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: September 30, 2021	/s/Alex J. Marks
Assistant Secretary, Alpha Alternative Assets Fund

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALPHA ALTERNATIVE ASSETS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of September, 2021

/s/K. Davis
Katharine Davis, Trustee

State of	Illinois	)
		)	ss:
County of	Cook	)

This record was acknowledged before me on September 21, 2021 by Katharine Davis.

/s/Stephanie J. Marr
Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALPHA ALTERNATIVE ASSETS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of September, 2021.

/s/Felix Rivera
Felix Rivera, Trustee

State of	New Jersey	)
		)	ss:
County of	Bergen	)

This record was acknowledged before me on 30th of September, 2021 by Felix Rivera.

/s/Tae W. Kim
Notary Public
Commission Expires: March 10, 2025

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALPHA ALTERNATIVE ASSETS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of September, 2021.

/s/Patrick Ray Seese
Patrick Ray Seese, Trustee

State of	Colorado	)
		)	ss:
County of	Denver	)

This record was acknowledged before me on September 20, 2021 by Patrick Ray Seese.

/s/Gregory G. Stanek
Notary Public
Commission Expires: October 6, 2023

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALPHA ALTERNATIVE ASSETS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President, Principal Executive Officer and Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 22nd day of September, 2021.

/s/Christopher Shaw
Christopher Shaw, President, Principal Executive Officer, and Trustee

State of	Kansas	)
		)	ss:
County of	Johnson	)

This record was acknowledged before me on September 22, 2021 by Christopher Shaw.

/s/Kelley Lange
Notary Public
Commission Expires: 8-21-25

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ALPHA ALTERNATIVE ASSETS FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement on Form N-2 with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer, Principal Financial Officer and Principal Accounting Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of September, 2021.

/s/Ryan Johanson
Ryan Johanson, Treasurer, Principal Financial Officer and Principal Accounting Officer

State of	Colorado	)
		)	ss:
County of	Arapahoe	)

This record was acknowledged before me on 9/27/2021 by Ryan Johanson.

/s/ Joanne West
Notary Public, Joanne West
Commission Expires: 06/09/2023